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                                                                   EXHIBIT 10.16

                       ADVANCIS PHARMACEUTICAL CORPORATION

                               STOCK OPTION NOTICE

PARTICIPANT:               NAME
                           -----------------------------------------------------

GRANT DATE:                DATE
                           -----------------------------------------------------

NUMBER OF OPTIONS:         NUMBER
                           -----------------------------------------------------

EXERCISE PRICE:            PRICE
                           -----------------------------------------------------

OPTION TYPE:               Nonqualified Stock Options (Early Exercise)
                           -----------------------------------------------------

EXPIRATION DATE:           EXP DATE
                           -----------------------------------------------------

VESTING SCHEDULE:          25% of the Options, and the underlying Option Shares,
                           will vest on each of the first four anniversaries of VEST DATE. Additional vesting rules are set forth in the Stock Option Agreement.

         This Stock Option Notice is provided by Advancis Pharmaceutical Corporation, f/k/a Advanced Pharma, Inc., a Delaware corporation (the "COMPANY"), to notify the Participant of the stock options granted to the Participant by the Company on the Grant Date (the "OPTIONS"). The Participant and the Company agree that the Options were granted under and are governed by the terms and conditions of the Advancis Pharmaceutical Corporation 2000 Stock Incentive Plan (the "PLAN") and the Stock Option Agreement (Form 2A) (the "STOCK OPTION AGREEMENT"). The Plan and the Stock Option Agreement are made a part of this Stock Option Notice. The Options are effective as of the Grant Date and will expire at 5:00 p.m. Eastern Time on the Expiration Date as specified above. Each Option entitles the Participant to purchase from the Company, at the Exercise Price per share provided above, one share of Common Stock of the Company.

         The Company caused this Stock Option Notice to be signed below by its authorized officer.

ADVANCIS PHARMACEUTICAL CORPORATION

By: __________________________________________          Date: __________________
    Edward M. Rudnic, Ph.D.
    President & Chief Executive Officer

         The Participant acknowledges that the Participant has read and does agree to be bound by the terms of this Stock Option Notice, the Plan and the Stock Option Agreement.


_____________________________________________           Date: __________________
NAME

Enclosures: Advancis Pharmaceutical Corporation 2000 Stock Incentive Plan and
            Stock Option Agreement (Form 2A)

Please sign this Stock Option Notice and return it to the designated officer or representative of the Company. The Company will provide you a copy of the executed Stock Option Notice for your records.

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                       ADVANCIS PHARMACEUTICAL CORPORATION

                        STOCK OPTION AGREEMENT (FORM 2A)

         1. In General. This Stock Option Agreement contains the terms of the Options granted to the Participant specified on the Stock Option Notice that incorporates this Stock Option Agreement by reference (the "STOCK OPTION NOTICE") (the Stock Option Notice and this Stock Option Agreement are collectively referred to in this document as the "AGREEMENT"). The Options were granted by Advancis Pharmaceutical Corporation, f/k/a Advanced Pharma, Inc., a Delaware corporation (the "COMPANY"), pursuant to the Advancis Pharmaceutical Corporation 2000 Stock Incentive Plan (the "PLAN"), and are conditioned upon the Participant's agreement to the terms described below. All of the provisions of the Plan are expressly incorporated into this Agreement.

         2. Terminology. All capitalized words that are not defined in this Agreement have the meanings ascribed to them in the Plan. For purposes of this Agreement, the terms below have the following meanings:

                  (a) "CHANGE IN CONTROL" means: (i) the sale of all or substantially all of the assets of the Company, (ii) the sale of more than 75% of the outstanding capital stock of the Company in a non-public sale, (iii) the dissolution or liquidation of the Company, or (iv) any merger, share exchange, consolidation or other reorganization or business combination of the Company if immediately after such transaction either (A) persons who were directors of the Company immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Company immediately prior to such transaction; provided, however, that the term "Change in Control" shall not include (x) a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, or (y) any transaction pursuant to which shares of capital stock of the Company are transferred or issued to any trust, charitable organization, foundation, family partnership or other entity controlled directly or indirectly by, or established for the benefit of, any of the current or former executive officers of the Company or their immediate family members (including spouses, children, grandchildren, parents, and siblings, in each case to include adoptive relations), or transferred to any such immediate family members.

                  (b) "COMPANY" includes Advancis Pharmaceutical Corporation and its Affiliates, except where the context otherwise requires.

                  (c) "GOOD REASON" has the meaning ascribed to such term or words of similar import in the Participant's written employment or service contract with the Company and, in the absence of such agreement or definition, means any substantial diminution in the Participant's duties and responsibilities (other than a change due to the Participant's Total and Permanent Disability or as an accommodation under the Americans With Disabilities Act) that occurs coincident with or following a Change in Control, if not cured and corrected by the Company or its successor within 10 business days after written notice thereof by the Participant to the Company or its successor; provided, however, that no diminution of duties or responsibilities shall be deemed to occur solely because the Company becomes a subsidiary of another corporation or entity or because there has been a change in the reporting hierarchy incident thereto involving the Participant.

                  (d) "MISCONDUCT" has the meaning ascribed to such term or words of similar import in the Participant's written employment or service contract with the Company and, in the absence of such agreement or definition, means the Participant's (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the

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Company; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit;
(iv) willful misconduct in connection with the Participant's duties or willful failure to perform the Participant's responsibilities in the best interests of the Company; (v) chronic use of alcohol, drugs or other similar substances which affects the Participant's work performance; or (vi) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Participant for the benefit of the Company, including without limitation this Agreement, all as determined by the Administrator, which determination will be conclusive.

                  (e) "OPTION SHARES" mean the shares of Common Stock underlying the Options. Option Shares may be either "Vested Option Shares" or "Unvested Option Shares" depending on their vested status.

                  (f) "TOTAL AND PERMANENT DISABILITY" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator's good faith determination as to whether the Participant is totally and permanently disabled will be final and binding on all parties concerned.

         3.       Vesting.

                  (a) Vesting Schedule. The Options, and the underlying Option Shares, vest in accordance with the vesting schedule set forth on the Stock Option Notice (the "VESTING SCHEDULE"), so long as the Participant is in the continuous employ of, or in a service relationship with, the Company from the Grant Date through the applicable date upon which vesting is scheduled to occur. The extent to which the Options or Option Shares are vested as of a particular vesting date specified in the Vesting Schedule is rounded down to the nearest whole share. However, vesting is rounded up to the nearest whole share with respect to the last vesting date reflected on the Vesting Schedule. No vesting will accrue to any Options after the Participant ceases to be in either an employment or other service relationship with the Company. In determining the vested status of the Options and Option Shares in circumstances where some but not all of the Options have been exercised, vesting under the Vesting Schedule is attributed first to Option Shares that have been purchased, in the order in which they were purchased, and second to Option Shares underlying unexercised Options.

                  (b) Vesting upon Termination after Change in Control. Unless the Options have earlier terminated, the unvested Options become fully vested upon termination of the Participant's employment or other service relationship with the Company either by (i) the Company or its successor (other than a termination for Misconduct) coincident with or within one year following a Change in Control, or (ii) the Participant for Good Reason coincident with or within one year following a Change in Control.

                  (c) Vesting upon Death or Diability. Unless the Options have earlier terminated, the unvested Options become fully vested upon termination of the Participant's employment or other service relationship with the Company as a result of the Participant's Total and Permanent Disability or death.

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         4.       Exercise of Options.

                  (a) Right to Exercise. The Participant may exercise the Options, regardless of their vested status, at any time on or before the Expiration Date or the earlier termination of the Options, unless otherwise provided in this Agreement. Section 5 below describes certain limitations on exercise of the Options that apply in the event of the Participant's death, Total and Permanent Disability, or termination of employment or other service relationship with the Company. The Options may be exercised only in multiples of whole shares and may not be exercised at any one time as to fewer than 100 shares (or such lesser number of shares as to which the Options are then exercisable). No fractional shares will be issued under the Options.

                  (b) Exercise Procedure. In order to exercise the Options, the following items must be delivered to the Secretary of the Company before the expiration or termination of the Options: (i) an exercise notice, in such form as the Administrator may require from time to time, specifying the number of Option Shares to be purchased, (ii) full payment of the Exercise Price for such Option Shares or properly executed, irrevocable instructions, in such form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 4(c) of this Agreement, and
(iii) an executed copy of any other agreements requested by the Administrator pursuant to Section 4(d) of this Agreement. An exercise will not be effective until all of the foregoing items are received by the Secretary of the Company. A form exercise notice currently in effect is attached as Exhibit A.

                  (c) Method of Payment. Payment of the Exercise Price may be made by delivery of cash, certified or cashier's check, money order or other cash equivalent acceptable to the Administrator in its discretion, a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator (provided, however, that such cashless exercise does not result in the sale or other disposition or pledge of any Unvested Option Shares), or a combination of the foregoing. In addition, payment of the Exercise Price may be made by any of the following methods, or a combination thereof, as determined by the Administrator in its discretion at the time of exercise:

                           (i)      by tender (via actual delivery or
         attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price, provided that such shares have been owned by the Participant for a period of at least six months free of any substantial risk of forfeiture or were purchased on the open market without assistance, direct or indirect, from the Company;

                           (ii) by withholding of Vested Option Shares otherwise issuable pursuant to the exercise which have a Fair Market Value on the date of exercise equal to the Exercise Price;

                           (iii) by delivery of the Participant's full recourse promissory note payable to the Company in a form approved by the Administrator; or

                           (iv)     by any other method approved by the
         Administrator.

                  (d) Agreement by Participant to Execute Additional Agreements. The Participant hereby agrees to execute, as a condition precedent to the exercise of the Options and at any time thereafter as may reasonably be requested by the Administrator, a Stock Restriction Agreement, substantially in the form, and containing the terms and provisions, of the Stock Restriction Agreement attached hereto as Exhibit B, with respect to any Option Shares acquired by the Participant pursuant to this Agreement; provided, however, that execution of the Stock Restriction Agreement will not be required upon any exercise of the Options that occurs after the closing of the first public offering of capital stock of the

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Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 or, if later, the expiration of any market stand-off agreement that applies to other shareholders of the Company respecting such public offering of capital stock. The Administrator may require, as a condition precedent to the exercise of the Options, that any Permitted Transferee of the Participant, as defined in Section 8 below, become a party to such Stock Restriction Agreement.

                  (e) Issuance of Shares upon Exercise. Upon exercise of the Options in accordance with the terms of this Agreement, the Company will issue to the Participant, the brokerage firm specified in the Participant's delivery instructions pursuant to a broker-assisted cashless exercise, or such other person exercising the Options, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and nonassessable stock. To the extent that the Options are vested at the time of exercise, the Company will deliver stock certificates for the Vested Option Shares as soon as practicable after exercise, which certificates will, unless such Vested Option Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares and referencing any applicable stockholders agreement or Stock Restriction Agreement.

                  To the extent that the Options are unvested at the time of exercise, the Company will retain physical possession of the stock certificates for the Unvested Option Shares, or, in its discretion, will evidence such Unvested Option Shares by book entry only, until the shares covered by the stock certificates become vested. While holding the stock certificates, the Company may place a legend on the stock certificates restricting the transferability of such certificates and referring to this Agreement and any other terms and conditions applicable to the shares represented by the stock certificates. Upon the Company's request, the shareholder of the Unvested Option Shares must deliver to the Company a stock power, endorsed in blank, with respect to the Unvested Option Shares to be held by the Company during the period before the Option Shares vest.

         5.       Termination of Employment or Service.

                  (a) Exercise Period Following Termination of Service, In General. If the Participant ceases to be employed by, or in a service relationship with, the Company for any reason other than death, Total and Permanent Disability, or discharge for Misconduct, (i) the unvested Options, after giving effect to the provisions of Section 3 of this Agreement, terminate immediately upon such cessation, and (ii) the vested Options remain exercisable during the 180-day period following such cessation (90-day period if the Stock Option Notice provides that the Option Type is "Incentive Stock Option"), but in no event after the Expiration Date. Unless sooner terminated, the vested Options terminate upon the expiration of such period.

                  (b) Disability of Participant. Notwithstanding the provisions of Section 5(a) above, if the Participant ceases to be employed by, or in a service relationship with, the Company as a result of the Participant's Total and Permanent Disability, (i) the unvested Options, after giving effect to the provisions of Section 3 of this Agreement, terminate immediately upon such cessation, and (ii) the vested Options remain exercisable during the one-year period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, the vested Options terminate upon the expiration of such one-year period.

                  (c) Death of Participant. If the Participant dies prior to the expiration or other termination of the Options, (i) the unvested Options, after giving effect to the provisions of Section 3 of this Agreement, terminate immediately upon the Participant's death, and (ii) the vested Options remain

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exercisable during the one-year period following the Participant's death, but in no event after the Expiration Date, by the Participant's executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution. Unless sooner terminated, the vested Options terminate upon the expiration of such one-year period.

                  (d) Misconduct. Notwithstanding anything to the contrary in this Agreement, the Options terminate in their entirety, regardless of whether the Options are vested, immediately upon the Participant's discharge of employment or other service relationship for Misconduct or upon the Participant's commission of Misconduct during any period following the cessation of employment or other service relationship during which the Options otherwise would be exercisable.

                  (e) Change in Status. If the Participant's relationship with the Company ceases to be a "common law employee" relationship but the Participant continues to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant or independent contractor, then a termination of employment or other service relationship shall not be deemed to have occurred for purposes of this Section 5 upon such change in relationship. If the Options are intended to be incentive stock options within the meaning of Code section 422 as provided in the Stock Option Notice, the Options will not qualify as such with respect to any exercise that occurs more than 90 days after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422).

         6.       Repurchase Right.

                  (a) In General. Upon termination of the Participant's employment or other service relationship with the Company for any reason, the Company will have the right to purchase (the "REPURCHASE RIGHT"), and the Participant will have the obligation to sell to the Company upon request any or all of the Unvested Option Shares held by the Participant or a Permitted Transferee within the meaning of Section 8 of this Agreement. The Company may exercise this Repurchase Right at any time, and from time to time, following the Participant's termination by giving written notice to the Participant stating the number of Unvested Option Shares to be purchased. The purchase price of the Unvested Option Shares will be the lesser of (i) the Fair Market Value of such Unvested Option Shares at the time of repurchase by the Company, or (ii) the Exercise Price per share that was paid by the Participant to buy the Unvested Option Shares (adjusted to reflect adjustments made under Section 7(d) of the Plan) multiplied by the number of Unvested Option Shares being purchased by the Company. Settlement of the Repurchase Right will be made at the principal executive offices of the Company within 30 days after delivery of the written notice of the Company's exercise of the Repurchase Right to the Participant. In the discretion of the Administrator, the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note will provide for substantially equal installments, payable at least annually, over a period not to exceed five years and will accrue interest at the applicable Federal mid-term rate in effect under Code section 1274(d) as of the settlement date, compounded annually. Upon settlement, the Company shall become the legal and beneficial owner of the Unvested Option Shares repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Option Shares repurchased by the Company.

                  (b) Company's Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement, or under any promissory note issued by the Company pursuant to this Agreement, that would cause the Company to violate any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under

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this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal from time-to-time during the period of such deferral, but in no event shall such rate of interest exceed ten percent per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

         7. Lock-Up Agreement. The Participant agrees that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, the Participant, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, will not directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of any Option Shares held by the Participant at any time during such period except Option Shares included in such registration; provided however, that (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering, and (b) all officers and directors of the Company enter into similar agreements.

         8. Transferability of Options. These Options are nontransferable otherwise than (i) by will or the laws of descent and distribution or (ii) to Permitted Transferees to the extent as set forth below. During the lifetime of the Participant, the Options may be exercised only by the Participant, by such Permitted Transferees or, during the period the Participant is under a legal disability, by the Participant's guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. The Options which are not intended to be Incentive Stock Options as defined in
Section 11 are transferable by the Participant by gift or domestic relations order to: (i) his or her child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, or any persons sharing the grantee's household (other than a tenant or employee of the grantee) ("FAMILY MEMBERS"), (ii) a trust in which family members have more than 50% of the beneficial interest,
(iii) a foundation in which family members (or the grantee) control the management of assets, or (iv) any other entity in which family members (or the grantee) own more than 50% of the voting interests ("PERMITTED TRANSFEREE"); provided, however, that no such transfers are made for value. A transfer under a domestic relations order in settlement of marital property rights and a transfer to an entity in which more than 50% of the voting interests are owned by family members (or the grantee) in exchange for an interest in that entity shall not be treated as transfers for value. Each Permitted Transferee shall receive the Options subject to the provisions of this Agreement, and, as a condition precedent to any transfer permitted under this Section 8, the Permitted Transferee must deliver to the Company a written instrument confirming that such transferee is bound by all of the terms and conditions of this Agreement.

         9. Transferability of Option Shares. Transferability of Vested Option Shares is governed by the Stock Restriction Agreement required under
Section 4(d) of this Agreement and any other agreements that the Participant may be required to enter into upon exercise of the Options. Unvested Option Shares may not be sold, pledged, encumbered, borrowed against, or used to secure an indebtedness. Unvested Option Shares may only be transferred, either during the Participant's lifetime or on death by will or the laws of descent and distribution, to one or more Permitted Transferee without consideration; provided, however, that no transfers made pursuant to any divorce or separation proceedings or settlements will be permitted. Each Permitted Transferee shall receive and hold the Unvested Option Shares subject to the provisions of this Agreement, and, as a condition precedent to any transfer permitted under this Section 9, the Permitted Transferee must deliver to the Company a written instrument confirming that such transferee is bound by all of the terms and conditions of this Agreement and that no subsequent transfers of such Unvested Option Shares will occur prior to their becoming vested.

         10. Take-Along Rights. If at any time any stockholder of the Company, or group of stockholders, owning a majority or more of the voting capital stock of the Company (hereinafter, the "TRANSFERRING STOCKHOLDERS") proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction, the Company may require the Participant to participate in such transaction by giving the Participant written notice thereof at least 10 days in advance of the date of the transaction or the date that tender is required, as the case may be (hereinafter referred to as the "TAKE-ALONG DATE"). Notwithstanding anything herein to the contrary and without the Participant's consent, if such notice is provided to the Participant, then the outstanding Options, or a portion thereof, as determined by the Company in its sole discretion and specified in the written notice of the transaction, shall terminate effective as of the Take-Along Date and shall be of no further force or effect thereafter, provided that in consideration therefor the Participant receives from the Company, the acquirer or the Company's successor, an aggregate amount equal to the product of (a) the number of Vested Option Shares as to which the Options so terminate, multiplied by (b) the difference between (i) the Exercise Price per share of the Options and (ii) the price the Transferring Stockholders receive per share of Common Stock pursuant to the terms of the transaction, adjusted as determined by the Administrator to reflect the fact that the Exercise Price with respect to the Options has not, in fact, been paid. The payment of such amount to the Participant shall be made either upon the same terms and conditions as those applicable to the Transferring Stockholders with respect to their Common Stock pursuant to the terms of the transaction or via delivery of immediately available funds within 30 days following the transaction, as determined in the sole discretion of the payor.

         11.      Tax Status of the Options.

                  (a) If the Stock Option Notice provides that the Option Type is "Incentive Stock Option," the Options are intended to qualify as incentive stock options within the meaning of Code section 422 ("Incentive Stock Options"), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The following shall apply if the Options are Incentive Stock Options:

                           (i)      Pursuant to Code section 422(d) the
                  aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by the Participant in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonqualified stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonqualified stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

                           (ii) Notwithstanding anything herein to the contrary, if the Participant owns, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (a) the Exercise Price stated in the Stock Option Notice or (b) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth anniversary of the Grant Date. Code section 422 provides additional limitations respecting the treatment of these Options as Incentive Stock Options.

                           (iii) If the Participant makes a disposition (as that term is defined in Code section 424(c)) of any Option Shares acquired pursuant to these Options within two years of the Grant Date or within one year after the Option Shares are transferred to the Participant, the Participant agrees to notify the Administrator of such disposition in writing within 30 days of the disposition.

                  (b) If the Stock Option Notice provides that the Option Type is "Nonqualified Stock Option," the Options are not intended to qualify as Incentive Stock Options, and this Agreement shall be so construed. If the Options are not Incentive Stock Options, the Participant acknowledges that, upon exercise of the Options, the Participant will recognize taxable income in an amount equal to the excess of the then Fair Market Value of the Option Shares over the Exercise Price and must comply with the provisions of Section 12 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.

         12. Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll or any other payment of any kind due the Participant and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require the Participant to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Vested Option Shares.

         The Administrator may, in its sole discretion, permit the Participant to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value equal to the amount necessary to satisfy the statutory minimum withholding amount due.

         13.      Adjustments for Corporate Transactions and Other Events.

                  (a) Adjustments for Events Affecting Stock. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock of the Company, the number of shares covered by and the exercise price and other terms of the Options and Option Shares, shall, without further action of the

Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to the Options as a result of the stock dividend, stock split or reverse stock split. In the event of any other changes affecting the Company, the capitalization of the Company or the Common Stock of the Company by reason of any spin-off, split-up, dividend, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator, in its discretion and without the consent of the Participant, shall make any other adjustments to the Options, including but not limited to reducing the number of shares subject to the Options or providing or mandating alternative settlement methods such as settlement of the Options in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to the Options as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

                  (b) Pooling of Interests Transaction. Notwithstanding anything in the Plan or this Agreement to the contrary and without the consent of the Participant, the Administrator, in its sole discretion, may make any modifications to the Options, including but not limited to cancellation, forfeiture, surrender or other termination of the Options in whole or in part regardless of the vested status of the Options, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

                  (c) Adjustments for Unusual Events. The Administrator is authorized to make, in its discretion and without the consent of the Participant, adjustments in the terms and conditions of, and the criteria included in, the Options in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Options or the Plan.

                  (d)      Binding Nature of Adjustments. Adjustments under this
Section 13 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to the Options or Option Shares on account of any such adjustments.

         14. Confidential Information. In consideration of the Options granted to the Participant pursuant to this Agreement, the Participant agrees and covenants that, except as specifically authorized by the Company, the Participant will keep confidential any trade secrets or confidential or proprietary information of the Company which are now or which hereafter may become known to the Participant as a result of the Participant's employment by or other service relationship with the Company, and shall not at any time, directly or indirectly, disclose any such information to any person, firm, Company or other entity, or use the same in any way other than in connection with the business of the Company, at all times during and after the Participant's employment or other service relationship. The provisions of this
Section 13 shall not narrow or otherwise limit the obligations and responsibilities of the Participant set forth in any agreement of similar import entered into between the Participant and the Company.

         15. Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement shall alter the at-will or other employment status or other service relationship of the Participant, nor be construed as a contract of employment or service relationship between the Company and the Participant, or as a contractual right of Participant to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge the Participant at any time with or without cause or notice and whether or not such discharge results in the failure of any Options or Option Shares to vest, the forfeiture of any Vested or Unvested Option Shares, or any other adverse effect on the Participant's interests under the Plan.

         16. No Rights as a Stockholder. The Participant shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued to him or her upon the due exercise of the Options. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such shares are issued. Upon issuance of any Unvested Option Shares, the Participant will be entitled to all rights as a stockholder of the Company with respect to those shares, including the right to vote the Unvested Option Shares, except that, unless the Administrator determines otherwise, the Participant shall not be entitled to receive dividends and/or other distributions declared on such Unvested Option Shares prior to their becoming vested.

         17. The Company's Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         18. Participant. Whenever the word "Participant" is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative, beneficiary to whom the Options or Option Shares may be transferred by will or by the laws of descent and distribution, or another permitted transferee, the word "Participant" shall be deemed to include such person.

         19. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Participant at the address contained in the records of the Company, or addressed to the Administrator, care of the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

         20. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Options granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options granted hereunder shall be void and ineffective for all purposes.

         21. Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Option Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by each of the parties hereto.

         22. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this

Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

         23. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the city and state in which the principal offices of the Company are located, and the Participant hereby agrees and submits to the personal jurisdiction and venue thereof.

         24. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                               EXHIBIT A (PART I)

                                  EXERCISE FORM

Administrator of 2000 Stock Incentive Plan
c/o Office of the Corporate Secretary of Advancis Pharmaceutical Corporation

Gentlemen:

         I hereby exercise the Options granted to me on __________, by Advancis Pharmaceutical Corporation (the "Company"), and notify you of my desire to purchase _______ shares of Common Stock of the Company at a price of $_______ per share pursuant to the exercise of said Options.

         This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Options (the "Shares") as follows:

         (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

         (b) The Shares are being issued without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon one or more exemptions contained in the Act, and such reliance is based in part on the above representation.

         (c) The certificates for the Shares to be issued to me will bear a legend substantially as follows:

                  "The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel for the Company, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

                  The shares of stock represented by this certificate are subject to forfeiture, restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain grant agreement and stock restriction agreement between the Company and the registered owner of this certificate (or his predecessor in interest), and no transfer of such shares may be made without compliance with those agreements. A copy of those agreements are available for inspection by any shareholder of the Company at the office of the Company upon appropriate request and without charge."

Appropriate stop transfer instructions will be issued by the Company to its transfer agent.

         (d) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. As a condition to any transfer of the Shares, I understand that the Company will require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Act or any state securities law.

         (e) The Company is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

Date:________________________                ___________________________________
                                             (Participant)

                               EXHIBIT A (PART II)

                              NOTICE TO PARTICIPANT

         The purpose of this notice is to alert you to the fact that there are potentially significant tax consequences to you arising from the exercise of the options prior to vesting, in which event you will acquire restricted common stock. In particular, it is likely to be to your advantage to file an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (an "83(b) Election").

         YOU ARE URGED TO CONSULT WITH YOUR OWN TAX ADVISOR BEFORE EXERCISE AS TO THE ADVISABILITY OF MAKING AN 83(b) ELECTION. PLEASE NOTE THAT AN 83(b) ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN THIRTY (30) DAYS OF THE DATE YOU EXERCISED YOUR UNVESTED OPTIONS TO ACQUIRE THE RESTRICTED STOCK. THERE ARE NO EXCEPTIONS TO THIS RULE. FAILURE TO TIMELY FILE AN 83(b) ELECTION COULD HAVE SERIOUS ADVERSE TAX CONSEQUENCES TO YOU.

         The following are general instructions for filing an 83(b) Election:

         1. An 83(b) Election is Irrevocable.

         2. An 83(b) Election Form must be filed with the Internal Revenue Service within 30 days of the date you exercised your unvested options to acquire the restricted stock; no exceptions to this rule are made.

         3. You must provide a copy of the 83(b) Election Form to the corporate secretary or other designated officer of the Company that issued the restricted stock. This copy should be provided to the Company at the same time that you file your 83(b) Election Form with the Internal Revenue Service.

         4. In addition to making the filing under Item 2 above, you must attach a copy of your 83(b) Election Form to your tax return for the taxable year in which you received the restricted stock.

         5. If you make an 83(b) Election and later forfeit the restricted stock, you will not be entitled to a deduction or any other adjustment with respect to the gross income or alternative minimum taxable income you recognized under the 83(b) Election.

You are urged to consult your personal tax advisor before making an 83(b) Election to discuss the consequences thereof and consider whether such an election is advisable under the circumstances.

                              EXHIBIT A (PART III)

                           SECTION 83(b) ELECTION FORM

         The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1. The name, address, and taxpayer identification number of the undersigned are:

                  ______________________________
                  ______________________________
                  ______________________________

                  ___-__-___

         2. The property with respect to which the election is made is _____________ shares of Common Stock, par value $0.01 per share, of Advancis Pharmaceutical Corporation, a Delaware corporation (the "Company").

         3. The date on which the property was transferred is ________________, the date on which the taxpayer exercised a stock option for restricted stock.

         4. The taxable year to which this election relates is calendar year 200_.

         5. The property is subject to restrictions in that the property is not transferable and is subject to a substantial risk of forfeiture until the taxpayer vests in the property. The taxpayer vests in 25% of the option on the first anniversary of the grant date, ___________________, and annually thereafter for four (4) years.

         6. The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $___________ per share; with a cumulative fair market value of $______________. The taxpayer paid $_____________ for the property transferred.

         A copy of this statement was furnished to Advancis Pharmaceutical Corporation, for whom the taxpayer rendered the services underlying the transfer of such property.

         This election is made to the same effect, and with the same limitations, for purposes of any applicable state statute corresponding to
Section 83(b) of the Internal Revenue Code.

         The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner of Internal Revenue.

         Signed:  _________________________________________________

         Date:    __________________________

                               EXHIBIT A (PART IV)

                  LETTER FOR FILING SECTION 83(b) ELECTION FORM

                                     [Date]

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Internal Revenue Service Center

____________________________________

____________________________________

____________________________________

(the Service Center to which individual income tax return is filed)

                  RE:      83(b) ELECTION OF ________________________________
                           SOCIAL SECURITY NUMBER:  _______________________

Dear Sir/Madam:

         Enclosed is an election under Section 83(b) of the Internal Revenue Code of 1986 with respect to certain shares of stock of Advancis Pharmaceutical Corporation that were transferred to me on ___________________, 200_.

         Please file this election.

                                                   Sincerely,

                                                   _____________________________

cc:  Corporate Secretary of Advancis Pharmaceutical Corporation

                                    EXHIBIT B

                           STOCK RESTRICTION AGREEMENT

         THIS STOCK RESTRICTION AGREEMENT (the "Agreement") is made as of the ____ day of ______________, ____, by and between Advancis Pharmaceutical Corporation, a Delaware corporation (the "Company"), and __________________ (the "Shareholder").

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Option Shares. The Shareholder was granted the right to purchase up to ________________ shares (the "Option Shares") of common stock of the Company, par value $0.01 per share (the "Common Stock"), pursuant to stock options awarded under the Company's 2000 Stock Incentive Plan (the "Plan") on _________________ subject to the terms and conditions of the applicable option grant agreement evidencing such award (the "Option Grant Agreement"). The Shareholder has purchased on even date herewith, ____________ Option Shares (the "Shares"). The Shareholder agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement and the Option Grant Agreement, and that, notwithstanding anything in this Agreement to the contrary, the provisions of the Option Grant Agreement shall be controlling with respect to any Shares that are Unvested Option Shares within the meaning of the Option Grant Agreement. The Option Grant Agreement is incorporated herein by reference. The vested status of any Shares subject to this Agreement, as applicable, will be determined in accordance with the vesting provisions of the Option Grant Agreement. The Shareholder further agrees that any additional Option Shares purchased by the Shareholder shall be subject to the terms, conditions and restrictions set forth in this Agreement, and such shares shall be deemed Shares for all purposes hereunder. Except as otherwise provided in the Option Grant Agreement with respect to Unvested Option Shares, upon receipt of payment by the Company for the Shares, the Company shall issue and deliver to the Shareholder one or more certificates in the name of the Shareholder for that number of Shares purchased by the Shareholder.

         2. Restrictions on Transfer. The Shareholder shall not transfer any of the Shares, except by a transfer that meets the following requirements:

                  (a) Notice Requirement. If at any time the Shareholder proposes to sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration (including a promissory note) pursuant to a bona fide offer from any third party all or any part of his or her vested Shares (the "Offered Shares"), the Shareholder shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee(s) and state the number of shares to be transferred, the price per share and all other material terms and conditions of the transfer.

                  (b) Company's Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the right to purchase all or any lesser part of the Offered Shares at the price and upon the terms and conditions set forth in the Transfer Notice. In the event the Company elects to purchase all or any lesser part of the Offered Shares, it shall give written notice of its election to the Shareholder within such 30-day period, and the settlement of the sale on such Offered Shares shall be made as provided below in Section 2(c) of this Agreement.

                  (c) Settlement. If the Company elects to acquire all or any lesser part of the Offered Shares, the Company shall so notify the Shareholder, and settlement shall be made at the principal office of the Company in cash within 60 days after the Company receives the Transfer Notice; provided, however, if the terms of payment set forth in the Shareholder's Transfer Notice were other than cash against delivery, the Company may pay for such Offered Shares on the same terms and conditions set forth in the Transfer Notice. Notwithstanding anything in this Agreement to the contrary, the provisions of
Section 6 of this Agreement shall be controlling, to the extent applicable, regarding any payment due with respect to the Company's purchase of the Offered Shares and shall not preclude a determination for purposes of this Agreement that "settlement" of the Company's purchase of the Offered Shares has been duly made pursuant to this Section 2(c) if any payment due the Shareholder is deferred accordingly.

                  (d) Sales Free of Restrictions. If the Company does not elect to purchase all of the Offered Shares, the Shareholder may, not sooner than 35 or later than 120 days following delivery of the Transfer Notice, enter into an agreement providing for the closing of the transfer of the Offered Shares covered by the Transfer Notice within 30 days of the date such agreement is entered into on the same terms and conditions as those described in the Transfer Notice. Any proposed transfer on different terms and conditions than those described in the Transfer Notice, as well as any subsequent proposed transfer of any of the Shares, shall again be subject to the right of first refusal of the Company and shall require compliance by the Shareholder with the procedures described in this Section 2.

                  (e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 2:

                           (i)      the Shareholder's transfer of any or all of
the Shareholder's Shares, either during the Shareholder's lifetime by gift or domestic relations order or on death by will or the laws of descent and distribution, to: (A) his or her child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, or any persons sharing the Shareholder's household (other than a tenant or employee of the Shareholder) ("family members"), (B) a trust in which family members have more than 50% of the beneficial interest, (C) a foundation in which family members (or the Shareholder) control the management of assets, or (D) any other entity in which family members (or the Shareholder) own more than 50% of the voting interests ("Permitted Transferee"); provided, however, that no such transfers are made for value. A transfer under a domestic relations order in settlement of marital property rights and a transfer to an entity in which more than 50% of the voting interests are owned by family members (or the Shareholder) in exchange for an interest in that entity shall not be treated as transfers for value. Each Permitted Transferee shall receive the Shares subject to the provisions of this Agreement, and, as a condition precedent to any transfer permitted under this
Section 2(e)(i), the Permitted Transferee must deliver to the Company a written instrument confirming that such transferee is bound by all of the terms and conditions of this Agreement;

                           (ii)     any transfer to the Company in pledge as
security for any purchase-money indebtedness incurred by the Shareholder in connection with the acquisition of the Shares; or

                           (iii)    any transfer pursuant to a registration
statement filed by the Company with the Securities and Exchange Commission.

                  Notwithstanding anything to the contrary contained elsewhere in this Section 2, except with respect to a transfer pursuant to Section 2(e)(iii), any proposed transferee or Permitted Transferee of the Shareholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 2.

                  (f) Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 2 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

         3. Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

         4.       Company's Repurchase Option.

                  (a) Upon the termination of the Shareholder's employment or consulting relationship with the Company for any reason, the Company shall have the right and option to purchase, and the Shareholder or the Shareholder's personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, shall have the obligation to sell upon request, any or all of the Shareholder's Shares, which option may be exercised at any time and from time to time by the Company by giving written notice to the Shareholder or personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, stating the number of Shares to be purchased. The purchase price for such Shares shall be determined pursuant to Section 4(b) of this Agreement. Settlement of the purchase shall be made at the principal office of the Company within 30 days after delivery of such written notice. In the discretion of the Board of Directors of the Company, payment of the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note shall provide for substantially equal installments, payable at least annually, over a period not to exceed five years and shall accrue interest at the applicable Federal mid-term rate in effect under Code section 1274(d) as of the settlement date, compounded annually. Notwithstanding the foregoing, the repurchase option of the Company described in this Section 4: (i) shall not be exercisable with respect to Offered Shares when the Company has a right to purchase such Offered Shares pursuant to Section 2(b) of this Agreement nor, if the Company does not elect to purchase all of the Offered Shares, during the period set forth in Section 2(d) of this Agreement in which the Offered Shares are transferable pursuant to the terms of the Transfer Notice; and (ii) shall terminate, solely with respect to vested Shares, upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

                  (b) The purchase price for any Shares sold and purchased pursuant to this Section 4 shall be equal to their Fair Market Value as determined under Section 4(c) of this Agreement. Notwithstanding the immediately preceding sentence, in the event that the Shareholder's employment or other service relationship is terminated by the Company for "Misconduct," the purchase price for any Shares sold and purchased pursuant to this Section 4 shall be equal to the lesser of the Fair Market Value of the Shares as determined under
Section 4(c) of this Agreement or the exercise price per Share (adjusted to reflect adjustments made under Section 7(d) of the Advancis Pharmaceutical Corporation 2000 Stock Incentive Plan) tendered to the Company by the Shareholder upon exercise of the Option pursuant to which the Shares were acquired. For purposes of this Agreement, if the Shareholder is a party to a written employment agreement or other service agreement with the Company or an affiliate which contains a definition of "cause," "termination for cause" or any other similar term or phrase, whether the Shareholder is terminated for Misconduct pursuant to this Section 4 shall be determined according to the terms of and in a manner consistent with the provisions of such written agreement. If the Shareholder is not party to such a written employment agreement or other service agreement with the Company or an affiliate, then for purposes of this Section 4, "Misconduct" shall mean the Shareholder's (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Shareholder's duties or willful failure to perform the Shareholder's responsibilities in the best interests of the Company; (v) chronic use of alcohol, drugs or other similar substances which affects the Shareholder's work performance; or (vi) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Shareholder for the benefit of the Company. The good faith determination by the Board of Directors of the Company of whether the Shareholder's employment or other service relationship was terminated by the Company for Cause shall be final and binding for all purposes hereunder.

                  (c) For purposes of this Agreement, the Fair Market Value of Shares shall be determined in good faith by the Board of Directors of the Company. In making such determination, the Board of Directors may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value or other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability.

         5.       Take-Along Right.

                  (a) Notwithstanding anything contained herein to the contrary, if at any time any shareholder of the Company, or group of shareholders, owning a majority or more of the voting capital stock of the Company (hereinafter, collectively the "Transferring Stockholders") proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction (a "Change-in-Control transaction"), the Company may require the Shareholder to participate in such Change-in-Control transaction with respect to all or such number of the Shareholder's Vested and/or Unvested Shares as the Company may specify in its discretion, by giving the Shareholder written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be.

                  (b) Upon receipt of such notice, the Shareholder shall tender (i) the specified number of Vested Shares, if any, at the same price applicable to the Transferring Shareholders in the transaction and (ii) the specified number of Unvested Shares, if any, at a purchase price equal to the exercise price per Share (adjusted to reflect adjustments made under Section 7(d) of the Advancis Pharmaceutical Corporation 2000 Stock Incentive Plan) tendered to the Company by the Shareholder upon exercise of the Option pursuant to which the Unvested Shares were acquired. In each case, tender shall be made upon the same terms and conditions applicable to the Transferring Shareholders in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to the Shareholder in immediately available funds.

                  (c) In addition, if at any time the Company and/or any Transferring Shareholders propose to enter into any such Change-in-Control transaction, the Company may require the Shareholder to vote in favor of such transaction, where approval of the shareholders is required by law or otherwise sought, by giving the Shareholder notice thereof within the time prescribed by law and the Company's Certificate of Incorporation and By-Laws for giving notice of a meeting of shareholders called for the purpose of approving such transaction. If the Company requires such vote, the Shareholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change-in-Control transaction.

         6. Company's Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement, or under any promissory note issued by the Company pursuant to this Agreement, that would cause the Company to violate any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal from time-to-time during the period of such deferral, but in no event shall such rate of interest exceed 10 percent per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

         7. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate (or his predecessor in interest), and no transfer of such shares may be made without compliance with that Agreement. A copy of that Agreement is available for inspection at the office of the Corporation upon appropriate request and without charge.

                  The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

         8. Investment Representations. The Shareholder represents, warrants and covenants as follows:

                  (a) Shareholder is purchasing the Shares for the Shareholder's own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                  (b) Shareholder has had such opportunity as the Shareholder deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Shareholder to evaluate the merits and risks of the Shareholder's investment in the Company.

                  (c) Shareholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

                  (d) Shareholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

                  (e) Shareholder understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year (or, if the Shares were acquired in compliance with Rule 701 of the Securities Act, 90 days after an initial public offering of the Common Stock) and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are met; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

         9.       Adjustments for Stock Splits, Stock Dividends, etc.

                  (a) If from time to time there is any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Shareholder is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

                  (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

         10. Market Stand-Off. Following the effective date of a registration statement of the Company filed under the Securities Act, the Shareholder, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of any securities of the Company held by the Shareholder at any time during such period except Common Stock (or other securities) included in such registration, provided however, that: (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and (b) all officers and directors of the Company enter into similar agreements.

         11. Withholding Taxes. The Shareholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Shareholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase, sale or vesting of the Shares by the Shareholder. To the extent that any of the Shares were vested upon purchase by the Shareholder, the Shareholder is required to satisfy certain tax withholding obligations. The Shareholder may choose to make an election in accordance with Internal Revenue Code section 83(b) to recognize income in the Shareholder's taxable year in which the unvested Shares are purchased. If the Shareholder makes such an election, the Shareholder shall promptly thereafter provide a written notice of such election to the Company.

         12. Invalidity or Unenforceability. It is the intention of the Company and the Shareholder that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and the Shareholder agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

         13. Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Shareholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions set forth in this Agreement. The Company may assign its rights under this Agreement to a third party, provided such assignee agrees to be bound by all of the Company's obligations under this Agreement.

         15. No Rights To Employment. Nothing contained in this Agreement shall be construed as giving the Shareholder any right to be retained, in any position, as an employee or other service provider of the Company for any period of time or to restrict the Company's right to terminate the Shareholder's employment or other service relationship at any time with or without cause or notice.

         16. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Shareholder at the address contained in the records of the Company, or addressed to the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

         17. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         18. Shareholder. Whenever the word "Shareholder" is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Board of Directors of the Company, to apply to the Shareholder's estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, the word "Shareholder" shall be deemed to include such persons.

         19. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

         20. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Shareholder.

         21. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the principal offices of the Company, and the Shareholder hereby agrees and submits to the personal jurisdiction and venue thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             ADVANCIS PHARMACEUTICAL CORPORATION

                                             By: _______________________________
                                             Print Name: _______________________
                                             Title: ____________________________

                                             SHAREHOLDER

                                             ___________________________________
                                             Print Name: _______________________

                               Address:      ___________________________________
                                             ___________________________________
                                             ___________________________________

If the Shareholder resides in community property states (currently AZ, CA, ID, LA, NV, NM, TX, WA, WI), the Shareholder's spouse must execute the following:

                                 SPOUSE CONSENT

         The undersigned spouse of the Shareholder has read, understands, and hereby approves the purchase of shares of Common Stock pursuant to this Stock Restriction Agreement and the related Option Grant Agreement between the Shareholder and the Company (the "Agreements"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreements, the undersigned hereby agrees to be irrevocably bound by the Agreements and further agrees that any community property interest shall similarly be bound by the Agreements. The undersigned hereby appoints the Shareholder as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreements.

Date:_____________________________           ___________________________________
                                             Signature of Shareholder's Spouse

                                   Address:  ___________________________________
                                             ___________________________________
                                             ___________________________________

                              PERMITTED TRANSFEREES

         The undersigned Permitted Transferee has read and hereby agrees to be irrevocably bound by the Stock Restriction Agreement between _______________ (the "Shareholder") and Advancis Pharmaceutical Corporation, dated ______________ (together with the Stock Option Agreement incorporated therein, the "Agreement"). The undersigned Permitted Transferee hereby appoints the Shareholder as his/her/its attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date:_____________________________           ___________________________________
                                             Signature of Permitted Transferee
                                             Print Name: _______________________

                                   Address:  ___________________________________
                                             ___________________________________
                                             ___________________________________

Received by Advancis Pharmaceutical Corporation:

By: _______________________

Date: _____________________